UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2001

Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.
(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057

(Address of Principal Executive Offices) (Zip Code)

(503) 252-6233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     A copy of the Company’s press release dated October 29, 2001 is attached as an exhibit to this report and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)	None.

(c)	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

	99.1	Press Release of Assisted Living Concepts, Inc., dated October 29, 2001.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By: /s/ Sandra Campbell

Name:	Sandra Campbell
Title:	Secretary

Date: October 29, 2001

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EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Assisted Living Concepts, Inc., dated October 29, 2001.